Exhibit 99.1

KBR

601 Jefferson St. • Houston, Texas 77002
Phone 713.753.3011 • Fax 713.753.5353

FOR IMMEDIATE RELEASE                                                              Contact:     Rob Kukla, Jr.

April 27, 2010                                                                                                               Director, Investor Relations
                                                                                                                                       713-753-5082

                                                                                                                                       Heather Browne

                                                                                                                                       Director, Communications
                                                                                                                                       713-753-3775

KBR PROVIDES HISTORICAL FINANCIAL INFORMATION FOR REORGANIZATION

HOUSTON, Texas – KBR (NYSE:KBR) announced today that in preparation for its upcoming First Quarter 2010 earnings on Thursday, April 29, 2010, KBR is providing historical revenue, job income, business unit overheads, and business unit income for the past two years, by quarter, for new reporting structure. Also provided in the tables is the 2009 quarterly backlog for the new reporting structure.

KBR is a global engineering, construction and services company supporting the energy, hydrocarbon, government services, minerals, civil infrastructure, power, and industrial markets. For more information, visit www.kbr.com.

KBR, Inc.
Revenue and Operating Results by Operating Unit
(millions)

(Unaudited)

Three Months Ended

	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2009	2009	2009	2009
Revenue:
Hydrocarbons:
Gas Monetization	$ 779	$ 641	$ 679	$ 656
Oil & Gas	279	95	107	95
Downstream	120	121	124	113
Technology	27	27	23	20
Total Hydrocarbons business group	1,205	884	933	884
Infrastructure, Government and Power (IGP):
North America Government and Defense	1,039	1,193	1,394	1,563
International Government and Defense	80	71	67	70
Infrastructure and Minerals	79	86	86	86
Power and Industrial	130	129	111	104
Total IGP business group	1,328	1,479	1,658	1,823
Services	426	464	498	475
Ventures	5	5	3	8
Other	-	8	9	10
Total revenue	$ 2,964	$ 2,840	$ 3,101	$ 3,200

Business unit income (loss):
Hydrocarbons:
Gas Monetization	$ 23	$ 40	$ 50	$ 65
Oil & Gas	210	20	26	18
Downstream	17	16	20	6
Technology	15	14	11	9
Total job income	265	90	107	98
Divisional overhead	(26)	(25)	(24)	(21)
Total Hydrocarbons business group income	239	65	83	77
Infrastructure, Government and Power (IGP):
North America Government and Defense	(112)	82	69	74
International Government and Defense	19	17	21	14
Infrastructure and Minerals	19	24	20	24
Power and Industrial	26	22	11	9
Total job income	(48)	145	121	121
Divisional overhead	(39)	(41)	(35)	(36)
Total IGP business group income	(87)	104	86	85
Services:
Job income	51	39	41	36
Divisional overhead	(19)	(18)	(17)	(17)
Total Services business unit income	32	21	24	19
Ventures:
Job income	4	5	2	8
Gain on sale of assets	-	-	-	2
Divisional overhead	-	(1)	(1)	-
Total Ventures business unit income	4	4	1	10
Other:
Job income	2	2	2	3
Impairment of goodwill	-	(6)	-	-
Divisional overhead	(1)	(1)	(2)	(2)
Total Other business unit income	1	(5)	-	1
Total Business unit income	$ 189	$ 189	$ 194	$ 192

KBR, Inc.
Revenue and Operating Results by Operating Unit
(millions)

(Unaudited)

Three Months Ended

	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2008	2008	2008	2008
Revenue:
Hydrocarbons:
Gas Monetization	$ 704	$ 430	$ 577	$ 445
Oil & Gas	118	119	123	166
Downstream	145	138	101	100
Technology	23	20	22	19
Total Hydrocarbons business group	990	707	823	730
Infrastructure, Government and Power (IGP):
North America Government and Defense	1,579	1,515	1,468	1,465
International Government and Defense	94	106	111	110
Infrastructure and Minerals	103	115	114	99
Power and Industrial	134	106	2	2
Total IGP business group	1,910	1,842	1,695	1,676
Services	475	456	141	116
Ventures	1	1	(1)	(3)
Other	10	12	-	-
Total revenue	$ 3,386	$ 3,018	$ 2,658	$ 2,519

Business unit income (loss):
Hydrocarbons:
Gas Monetization	$ 55	$ 37	$ 32	$ 41
Oil & Gas	19	26	21	75
Downstream	20	20	20	12
Technology	9	10	12	10
Total job income	103	93	85	138
Divisional overhead	(21)	(21)	(25)	(20)
Total Hydrocarbons business group income	82	72	60	118
Infrastructure, Government and Power (IGP):
North America Government and Defense	64	85	46	65
International Government and Defense	20	23	23	22
Infrastructure and Minerals	26	21	24	20
Power and Industrial	11	9	-	1
Total job income	121	138	93	108
Divisional overhead	(28)	(32)	(30)	(29)
Total IGP business group income	93	106	63	79
Services:
Job income	66	36	20	17
Gain on sale of assets	-	-	1	-
Divisional overhead	(21)	(11)	(4)	(3)
Total Services business unit income	45	25	17	14
Ventures:
Job income (loss)	(1)	1	(1)	(3)
Gain on sale of assets	-	-	1	-
Divisional overhead	-	(1)	-	(1)
Total Technology business unit income	(1)	-	-	(4)
Other:
Job income	3	4	-	-
Gain on sale of assets	1	-	-	-
Divisional overhead	(2)	(3)	-	-
Total Other business unit income	2	1	-	-
Total Business unit income	$ 221	$ 204	$ 140	$ 207

KBR, Inc.

Backlog Information

(millions)

(Unaudited)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2009	2009	2009	2009
Hydrocarbons:
Gas Monetization	$ 6,976	$ 7,414	$ 5,825	$ 5,802
Oil & Gas	109	149	178	207
Downstream	535	546	526	584
Technology	154	140	138	119
Total Hydrocarbons business group	7,774	8,249	6,667	6,712
Infrastructure, Government and Power (IGP):
North America Government and Defense	1,341	1,073	925	1,240
International Government and Defense	1,427	1,257	1,329	1,219
Infrastructure and Minerals	167	176	221	239
Power and Industrial	338	455	545	547
Total IGP business group	3,273	2,961	3,020	3,245
Services	2,302	1,565	1,955	2,156
Ventures	749	709	704	645
Total backlog	$ 14,098	$ 13,484	$12,346	$12,758

# # #